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                                                                   Exhibit 10.11


                                McGRATH RENTCORP

                    EMPLOYEE STOCK OWNERSHIP TRUST AGREEMENT

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                                McGRATH RENTCORP

                    EMPLOYEE STOCK OWNERSHIP TRUST AGREEMENT

                                    CONTENTS

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  Paragraph                                                                         Page
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
      A.     The Trust Assets ...................................................     2

      B.     Investment .........................................................     2

      C.     Trustee's Powers ...................................................     3

      D.     Voting Company Stock ...............................................     3

      E.     Nominees ...........................................................     3

      F.     Records ............................................................     4

      G.     Reports ............................................................     4

      H.     Distributions ......................................................     4

      I.     Signatures .........................................................     4

      J.     Expenses ...........................................................     5

      K.     Liability of Trustee ...............................................     5

      L.     Amendment and Termination ..........................................     5

      M.     Irrevocability .....................................................     5

      N.     Resignation or Removal of Trustee ..................................     6

      O.     Definition .........................................................     6

      P.     Miscellaneous ......................................................     6

      Q.     Acceptance .........................................................     6

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                                McGRATH RENTCORP

                    EMPLOYEE STOCK OWNERSHIP TRUST AGREEMENT

       THIS AGREEMENT, between McGrath Rentcorp, hereinafter referred to as "Company," and Bank of California, N.A., hereinafter referred to as "Trustee," originally effective as of January 1, 1985, and amended and herein restated to be effective as of January 1, 1989 (except that provisions which are required to be effective before this date in accordance with the Tax Reform Act of 1986 are hereby generally applicable to the Plan Years beginning after 1988, unless an earlier or later effective date is required pursuant to a statute or Treasury Regulation or as stated in the Plan document),

                              W I T N E S S E T H:

       WHEREAS, it is the policy of the Company to so finance and conduct its operations as to enable its employees and the employees of any participating affiliates to acquire through an Employee Stock Ownership Plan equity ownership in the Company; and

       WHEREAS, the Company has restated the "McGrath Rentcorp Employee Stock Ownership Plan," hereinafter referred to as the "Plan," effective as of January 1, 1989; as an amendment and restatement of the Company's prior Employee Stock Ownership Plan; (except that provisions which are required to be effective before this date in accordance with the Tax Reform Act of 1986 are hereby generally applicable to the Plan Years beginning after 1988, unless an earlier or later effective date is required pursuant to a statute or Treasury Regulation or as stated in the Plan document); and

       WHEREAS, the Company has designated the Plan and this Trust as constituting part of a plan intended to qualify under Section 401(a) of the Internal Revenue Code (hereinafter referred to as the "Code");

       NOW THEREFORE, the parties hereto do hereby restate the McGrath Rentcorp Employee Stock Ownership Trust and agree the following shall constitute the Trust Agreement:

       A.    The Trust Assets.

             (1) Employer Contributions shall be paid to the Trustee, from time to time, in accordance with the Plan. All Employer Contributions hereafter made and all investments thereof together with all accumulations, accruals, earnings and income with respect thereto shall be held by the Trustee in trust hereunder as the Trust Assets. The Trust Assets shall be received by the Trustee and invested pursuant to written instructions to the Trustee from the Committee. The Trustee shall not be responsible for the administration of the Plan, maintaining any records of Participants' Accounts under the Plan, or the computation of or collection of Employer Contributions, but shall hold, invest, reinvest, manage, administer and distribute the Trust Assets as provided herein for the exclusive benefit of Participants, retired Participants and their Beneficiaries.

             (2) Unless otherwise directed by the Company or the Committee provided for in the Plan (hereinafter referred to as the "Committee"), the Trustee shall hold, invest and administer the Trust Assets as a single fund without identification of any part of the Trust Assets with or allocation of any part of the Trust Assets to the Company or to any affiliate of the Company designated by it as a participating Employer under the Plan or to any Participant or group of Participants of the Company or of any such affiliate or their Beneficiaries.

       B.    Investment.

             (1) As directed by the Committee, the Trustee may invest and reinvest the Trust Assets without distinction between principal and income in Company Stock in accordance with the terms of the Plan and this Agreement. The Trustee may also, as directed by the Committee, invest funds in savings accounts, certificates of deposit, securities, or other equity stocks or bonds or in any other kind of real or personal property, including interests in oil or other depletable natural resources, options, puts, calls, futures contracts and commodities; or such funds may be held in non-interest-bearing bank accounts, as necessary on a temporary basis.

             (2) The Plan assets shall be invested and controlled by the Committee; provided, however, that the actual management of Trust investments, other than Company Stock, may be delegated to the Trustee or may be delegated to one or more investment managers appointed by the Committee. Investments directed by the Committee shall not be in conflict with the "Prohibited Transactions" provisions of the Code as currently defined and as hereafter amended. The Trustee shall purchase or sell such shares of Company Stock, including shares of stock of any classification issued by any subsidiary or affiliate of the Company, pursuant to direction from the Committee. The Trustee shall have no obligation whatsoever to seek or request any such direction from the Committee, nor shall the Trustee have any power or authority to dispose of any such Company Stock acquired pursuant to such direction unless directed by the Committee. The Trustee shall, subject to the limitations hereinafter set forth, be under a duty to

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comply with any such direction when given, but shall have no responsibility whatsoever in connection with any such purchase, retention or sale, other than compliance with such direction.

             (3) In the event the Trustee invests any part of the Trust Assets, pursuant to the directions of the Committee, in any securities issued or guaranteed by the Company or any subsidiary or affiliate of the Company, and the Committee thereafter directs the Trustee to dispose of such investment, or any part thereof, under circumstances which, in the opinion of counsel for the Company require registration of the securities under the Securities Act of 1933 and/or qualification of the securities under the Blue Sky laws of any state or states, then the Company, at its own expense, will take or cause to be taken any and all such action as may be necessary or appropriate to effect such registration and/or qualification.

       C.    Trustee's Powers.

             As directed by the Committee, the Trustee shall have the authority and power to:

             (1) Sell, transfer, mortgage, pledge, lease or otherwise dispose of, or grant options with respect to any securities or other property in the Trust at public or private sale;

             (2) Subject to the restrictions set forth in Section 6 of the Plan, borrow from any lender to acquire Company Stock or any other property authorized by this Agreement, giving its note as Trustee with such interest and security for the loan as may be appropriate and necessary;

             (3) Vote upon any stock, including Company Stock as prescribed in Paragraph D of this Agreement, bonds or other securities held in the Trust, or otherwise consent to or request any action on the part of the issuer in person or by proxy;

             (4) Give general or specific proxies or powers of attorney with or without powers of substitution;

             (5) Participate in reorganizations, recapitalizations, consolidations, mergers and similar transactions with respect to Company Stock or any other securities;

             (6) Deposit such Company Stock or other securities in any voting trust, or with any protective or like committee, or with a trustee or with depositories designated thereby;

             (7) Exercise any options, subscription rights and conversion privileges;

             (8) Sue, defend, compromise, arbitrate or settle any suit or legal proceeding or any claim due it or on which it is liable;

             (9) Contract or otherwise enter into transactions between itself as Trustee and the Company, its subsidiaries and shareholders of any of them;

             (10) Perform all acts which the Trustee shall deem necessary and appropriate and exercise any and all powers and authority of the Trustee under this Agreement;

             (11) Exercise any of the powers of an owner, with respect to such Company Stock and other securities or other property comprising the Trust Assets. Either the Company or the Committee may authorize the Trustee to act on any matter or class of matters with respect to which direction or instruction to the Trustee by the Committee is called for hereunder without specific direction or other instruction from the Committee.

       D.    Voting Company Stock.

             If the shares of Company Stock are publicly traded, each Participant shall be entitled to vote any voting shares of Company Stock allocated to the Participant's Company Stock Account as of the record date. The Trustee shall notify or shall cause Employer to notify each Participant of each occasion for the exercise of voting rights not less than thirty (30) days before such rights are to be exercised. The notification shall include all information that the Employer distributes to shareholders regarding the exercise of such rights. Participants shall be allowed to vote fractional shares. Any shareholder rights other than voting rights (such as conversion rights) shall be subject to Participant control and direction under the same terms and conditions as set forth above. Any unallocated shares held by the Trust shall be voted by the Trustee in accordance with instructions from the Committee.

       E.    Nominees.

             The Trustee may register any securities or other property held by it hereunder in its own name or in the name of its nominees with or without the addition of words indicating that such securities are held in a fiduciary capacity, and may hold any securities in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust.

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       F.    Records.

             The Trustee shall keep accurate and detailed accounts of all investments, receipts and disbursements and other transactions hereunder, and all accounts, books and records relating thereto shall be open to inspection by any person designated by the Committee or the Company at all reasonable times. The Trustee shall maintain such records, make such computations (except as concerns Employer and Employee Contributions), and perform such ministerial acts as the Committee may, from time to time, request.

       G.    Reports.

             (1) Within sixty (60) days after the end of each taxable year of the Company, or the removal or resignation of the Trustee, and as of any other date specified by the Committee, the Trustee shall file a report with the Committee. This report shall show for each participating Employer all purchases, sales, receipts, disbursements, and other transactions effected by the Trustee during the year or period for which the report is filed, and shall contain an exact description, the cost as shown on the Trustee's books, and the market value as of the end of such period of every item held in the Trust and the amount and nature of every obligation owed by the Trust.

             (2) The Trustee may rely without liability upon the valuation of Company Stock as determined by the Committee. The value placed upon such property by the Committee shall be conclusive and binding upon all parties with an interest herein.

       H.    Distributions.

             (1) The Trustee shall make distributions from the Trust at such times and in such number of shares of Company Stock and amounts of cash to or for the benefit of the persons entitled thereto under the Plan as the Committee directs in writing. Any undistributed part of a Participant's Plan Benefit shall be retained in the Trust until the Committee directs its distribution. Any portion of a Participant's Plan Benefit to be distributed in cash shall be paid by the Trustee, mailing its check to the person entitled to receive the distribution at that person's address of record. If a dispute arises as to who is entitled to or should receive any benefit or payment, the Trustee may withhold or cause to be withheld such payment until the dispute has been resolved.

             (2) As directed by the Committee, the Trustee shall make payments out of the Trust Assets. Such directions or instructions need not specify the purpose of the payments so directed, and the Trustee shall not be responsible in any way respecting the purpose or propriety of such payments.

             (3) No distribution or payment under this Agreement to any Participant or the Participant's Beneficiary under the Plan shall be subject in any manner to anticipation, sale, transfer, assignment or encumbrance, whether voluntary or involuntary, and no attempt so to anticipate, sell, transfer, assign or encumber the same shall be valid or recognized by the Trustee, nor shall any such distribution payment be in any way liable for, or subject to, the debts, contracts, liabilities or torts of any person entitled to such distribution or payment, except to such an extent as may be ordered under a Qualified Domestic Relations Order, as provided for in the Plan. If the Trustee is notified by the Committee that any such Participant or Beneficiary has been adjudicated bankrupt or has purported to anticipate, sell, transfer, assign or encumber any such distribution or payment, voluntarily or involuntarily, the Trustee shall if so directed by the Committee, hold or apply such distribution payment or any part thereof to or for the benefit of such Participant or Beneficiary in such manner as the Committee shall direct.

             (4) In the event that any distribution or payment directed by the Committee shall be mailed by the Trustee to the person specified in such direction at the latest address of such person filed with the Committee, and shall be returned to the Trustee because such person cannot be located at such address, the Trustee shall promptly notify the Committee of such return. Upon the expiration of sixty (60) days after such notification, such direction shall become void, and unless and until a further direction by the Committee is received by the Trustee with respect to such distribution or payment, the Trustee shall thereafter continue to administer the Trust as if such direction had not been made by the Committee. The Trustee shall not be obligated to search for or ascertain the whereabouts of any such person.

             (5) The Plan Trustee shall have the primary responsibility for the withholding of income taxes from Plan distributions, for the payment of withheld income taxes on Plan distributions to the Internal Revenue Service and to appropriate state agencies, and for notification to Participants of their right to elect not to have income tax withheld from Plan distributions.

       I.    Signatures.

             All communications required hereunder from the Company or the Committee to the Trustee shall be in writing, signed by an officer of the Company or a person authorized by the Committee to sign on its behalf. The Committee shall authorize one or more individuals to sign, on its behalf, all communications required hereunder between the Committee and the Trustee. The Company and the Committee shall at all times keep the Trustee advised of the names and specimen signatures of all members of the Committee and the individuals authorized to sign on behalf of the Committee.

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             The Trustee shall be fully protected in relying on any such communication and shall not be required to verify the accuracy or validity thereof unless it has reasonable grounds to doubt the authenticity of any signature. If after request the Trustee does not receive instructions from the Committee on any matter in which instructions are required hereunder, subject to the provisions of Paragraph D hereof, the Trustee shall act or refrain from acting as it may determine. All communications required hereunder from the Trustee shall be in writing, signed by the Trustee.

       J.    Expenses.

             The Trustee and the Committee may employ suitable agents and counsel who may be counsel for the Company. The Company shall pay all expenses in connection with the design, establishment, or termination of the Plan. The Trust shall pay all costs of administering the Plan, unless such expenses are paid by the Company. However, normal brokerage charges, commissions, taxes and other costs incident to the purchase and sale of securities which are included in the cost of securities purchased, or charged against the proceeds in the case of sales, shall be charged to and paid out of Trust Assets. Any expenses paid by the Trust shall be reasonable and necessary. The Plan shall not pay, directly or indirectly, any commissions with respect to the purchase of Employer Securities. The Trustee shall be entitled to compensation as may be agreed upon in writing, from time to time, between the Committee and the Trustee; provided, however, that no person (serving as a fiduciary) who already receives full-time pay from the Company shall receive any compensation from the Plan, except for reimbursement of expenses properly and actually incurred.

       K.    Liability of Trustee.

             Subject to the provisions of the Employee Retirement Income Security Act of 1974 (hereinafter referred to as ERISA), neither the Trustee nor the Committee shall be liable for any expense or liability hereunder unless due to or arising from fraud, dishonesty, negligence or misconduct of the Trustee or Committee. Except as thus provided, the Trustee shall not be liable for the making, retention or sale of any investment or reinvestment made by the Trustee as herein provided, nor for any loss to or diminution of the Trust Assets, nor for any action which the Trustee takes or refrains from taking which the Trustee deems in good faith to be in the best interests of the Trust or which the Trustee takes or refrains from taking at the direction of the Committee or Company. Except as thus provided, the Committee shall not be liable for the making, retention or sale of any investment or reinvestment made by the Committee as herein provided, nor for any loss to or diminution of the Trust Assets, nor for any action which the Committee takes or refrains from taking which the Committee deems in good faith to be in the best interests of the Trust or which the Committee takes or refrains from taking at the direction of the Company. The Trustee shall not be required to pay interest on any part of the Trust Assets which are held uninvested pursuant to the Committee's direction.

       L.    Amendment and Termination.

             (1) The Company shall have the right at any time, by an instrument or in writing duly executed and acknowledged and delivered to the Trustee, to modify, alter or amend this Agreement, in whole or in part, and to terminate the Trust, in accordance with the express provisions of the Plan. The Company shall have the right, to the extent provided by law, to amend this Agreement retroactively to its effective date in order to satisfy initially the requirements of Section 401(a) of the Code, and to terminate this Agreement in the event of failure of the Internal Revenue Service, after application, to determine that the Plan and the Trust initially satisfy the requirements of
Section 401(a) of the Code. In no event, however, shall the duties, power or liabilities of the Trustee hereunder be changed without its prior written consent.

             (2) Notwithstanding any other provision of the Trust, if the Internal Revenue Service shall fail or refuse to issue a favorable written determination or ruling with respect to the continued qualification of the Plan and exemption of the Trust from tax under Section 401(a) of the Code, all Employer Contributions under Section 401(a), together with any income received or accrued thereon less any benefits or expenses paid shall, upon the written direction of the Company, be deemed held by the Trustee under the Employee Stock Ownership Plan as it existed prior to the adoption of this Plan and this Plan and the Trust shall terminate.

       M.    Irrevocability.

             Subject to the provisions of Paragraph L, this Trust is declared to be irrevocable and at no time shall any part of the Trust Assets revert to or be recoverable by the Company or by any participating Employer or be used for or be diverted to purposes other than for the exclusive benefit of Participants or retired or terminated Participants and their Beneficiaries. However, the Committee may, by notice in writing to the Trustee, direct that all or part of the Trust Assets be transferred to a successor Trustee or Trustees under a Trust instrument which is for the exclusive benefit of such Participants and their Beneficiaries and meets the requirements of Section 401(a) of the Code, and thereupon the Trust Assets, or any part thereof, together with any outstanding loans and accrued interest attributable thereto, shall be paid over, transferred or assigned to said successor Trustee or Trustees free from the Trust created hereunder; provided, however, that no part of the Trust Assets may be used to pay insurance policy premiums or to make contributions of the Company or of any participating Employer under any other plan maintained by the Company or any participating Employer for the benefit of its Employees.

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       N.    Resignation or Removal of Trustee.

             (1) Any Trustee may resign at any time upon thirty (30) days written notice to the Company. Any Trustee may be removed at any time by the Company upon thirty (30) days written notice to the Trustee. Upon the receipt of instructions or directions from the Company or the Committee with which a Trustee is unable or unwilling to comply, that Trustee may resign upon notice, in writing, to the Company or the Committee, given within a reasonable time, under the circumstances then prevailing, after the receipt of such instructions or directions, and notwithstanding any other provisions hereof; in that event, that Trustee shall have no liability to the Company, or any person interested herein for failure to comply with such instructions or directions. Upon resignation or removal of any Trustee, the Company shall appoint a successor Trustee (or Trustees). The successor Trustee shall have the same powers and duties as are conferred upon the Trustee hereunder, and the Trustee shall assign, transfer and pay over to such successor Trustee all the moneys, securities and other property then constituting the Trust Assets, together with such records or copies thereof as may be necessary to the successor Trustee.

             (2) The Trustee shall not be required to make any transfer under this Paragraph N or the preceding Paragraph M to a successor Trustee or Trustees unless and until it has been indemnified to its satisfaction against any expenses and liabilities both with respect to such transfer and with respect to any of its acts as Trustee prior to such transfer (except such expenses or liabilities due to or arising from its fraud, dishonesty, negligence or misconduct).

       O.    Definition.

             The definitions of certain words in the Plan shall apply to this Agreement wherever applicable. The singular or plural number shall each be deemed to include the other whenever the context so indicates.

       P.    Miscellaneous.

             (1) So long as this Plan is in effect, all Employers shall file with the Internal Revenue Service and the Department of Labor, at the time and place required, the information required under ERISA and the Code. If this Trust and the Plan referred to herein, after initially qualifying as a tax exempt Trust under Section 401(a) of the Code shall thereafter cease to be a qualified Trust by reason of some act or omission on the part of the Company, the Company agrees to indemnify Trustee and hold Trustee harmless against any liability it may incur for Federal, Estate or other taxes as a result of payments made from the Trust to Beneficiaries of deceased Participants after it ceases to be a qualified trust.

             (2) In the event any provisions of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Agreement, but shall be fully severable and the Agreement shall be construed and enforced as if the illegal or invalid provision had never been inserted herein.

       Q.    Acceptance.

             The Trustee hereby accepts this Trust and agrees to hold the Trust Assets existing on the date of this Agreement and all additions and accretions thereto, subject to all the terms and conditions of this Agreement, which shall be interpreted and construed in accordance with the Employee Retirement Income Security Act of 1974 and any other applicable laws and to the extent not superseded by Federal laws, in accordance with the laws of the State of California.

       IN WITNESS WHEREOF, the Company and the Trustee have caused this Agreement to be executed in duplicate this 27th day of June, 1994.

                                           McGRATH RENTCORP

(SEAL)                                     By  /s/ ROBERT P. MCGRATH
                                               ---------------------------------
                                               Robert P. McGrath, President

                                           By  /s/ DELIGHT SAXTON
                                               ---------------------------------
                                               Delight Saxton, Secretary

                                           TRUSTEE

                                           BANK OF CALIFORNIA

                                           By  /s/ JAMES A. COTTA
                                               ---------------------------------
                                               James A. Cotta, Vice President &
                                               Trust Officer